Filed Pursuant to Rule 425
                                Filing Person: Pinnacle Financial Partners, Inc.
                                          Subject Company: Cavalry Bancorp, Inc.
                                                     Commission File No. 0-23605


[Logo of Pinnacle Financial Partners]                 [Logo of Cavalry Banking]

For Immediate Release
Contacts:
For Pinnacle                                            For Cavalry
Harold Carpenter (investment community)                 Bill Jones
(615)744-3742                                           (615) 849-2272
                                                        http://www/cavb.com
Vicki Kessler (news media)
(615)320-7532

http://www.pnfp.com


                  Pinnacle Financial to Acquire Cavalry Bancorp
        Strategic Acquisition in Rapidly Growing Rutherford County, Tenn.
                     Accretive to Pinnacle's 2006 Earnings

Joint webcast to begin at 10:00 a.m. CDT Oct. 3, 2005 http://www.pnfp.com

     NASHVILLE, Tenn. & MURFREESBORO, Tenn., Oct. 3, 2005--Pinnacle Financial Partners Inc. (Nasdaq: PNFP) and Cavalry Bancorp Inc. (Nasdaq: CAVB) announced today a definitive agreement for Pinnacle Financial Partners Inc. ("Pinnacle") to acquire all of the common stock of Cavalry Bancorp Inc. ("Cavalry") in a stock transaction valued at approximately $175.5 million based on the Sept. 30, 2005, closing price of PNFP of $25.18 per common share.

     The combination of Pinnacle and Cavalry provides many opportunities to both companies' shareholders, including:

    --  Accretion to Pinnacle's estimated earnings in 2006 on a GAAP basis

    -- Further  diversification of Pinnacle's revenue base with opportunities to
leverage  insurance,   investment  management,  trust  and  treasury  management
services across the entire Pinnacle franchise

    --  Creation of the second-largest bank holding company in Tennessee

    -- An even stronger presence in the Nashville-Davidson-Murfreesboro MSA, which is one the fastest growing in the United States, particularly the core metropolitan counties of Davidson, Rutherford, Williamson and Sumner where Pinnacle and Cavalry are strategically well positioned

    -- No branch overlap and a modest merger integration plan whereby Pinnacle will support its growth by utilizing many of the operational areas at Cavalry

     Subject to shareholder and regulatory approval, the transaction is expected to close in the first quarter of 2006, creating the second largest bank holding company headquartered in Tennessee. The combined company will have projected assets of more than $1.6 billion and 17 offices in the rapidly growing Nashville-Davidson-Murfreesboro MSA.

     The two firms will host a joint webcast conference call to discuss the definitive agreement and other aspects of the business combination at 10:00 a.m. CDT on Oct. 3, 2005. Interested parties may access the webcast by logging on to http://www.pnfp.com and selecting the webcast icon on Pinnacle's home page. The webcast is expected to last approximately one hour and will be available for 60 days for those that cannot participate in the webcast at the aforementioned time.

     "This combination affords one of the fastest growing banks in the nation an opportunity to enter one of the fastest growing counties in the nation with an established deposit market share of 22 percent," said M. Terry Turner, Pinnacle president and chief executive officer. "Pinnacle already had plans to enter the Rutherford County market on a de novo basis at the end of this year, and this transaction puts us several years ahead of our growth plans in the Murfreesboro/Rutherford County market. We expect to continue the very rapid growth we had planned on a stand-alone basis, as well. Consequently, this is a matter of Pinnacle simply finding a better way to execute its plan, as opposed to substantively changing the plan."

     Cavalry, with $605 million in total assets and $539 million in deposits as of June 30, 2005, has eight offices in Rutherford County, the second largest county in the Nashville-Davidson-Murfreesboro MSA with an estimated population in excess of 200,000. At June 30, 2004, Cavalry held the No. 2 deposit market share position in the rapidly growing Rutherford County market, home to the largest undergraduate university in the state - Middle Tennessee State University, State Farm Insurance, Nissan Motor Manufacturing Corporation and over 150 manufacturers. Cavalry has one office in neighboring Bedford County, also home to several large manufacturers.

     Pinnacle has eight offices in three Nashville metropolitan counties and total assets of $872 million and total deposits of $690 million as of June 30, 2005. Pinnacle has been the fastest growing of the 186 commercial banks chartered in the U.S. in 2000.

     Ed C. Loughry Jr., chairman and chief executive officer of Cavalry, will become vice chairman of the Pinnacle board of directors when the transaction is complete. He will be joined on the Pinnacle board by two other Cavalry board members. Cavalry Executive Vice President and Chief Administrative Officer Bill Jones will be the Rutherford County area executive for the combined company. Jones will also join the Pinnacle leadership team. Cavalry President and Chief Operating Officer Ronnie Knight will serve as a consultant to the combined company, focusing his efforts on client retention and business development.

     Loughry said, "Both firms bring unique strengths that will create a very dynamic financial services firm in our marketplaces. We admire Pinnacle's intense focus on distinctive service and effective advice and are excited to be part of what has proven to be an extremely successful business model. We will help take advantage of both sets of resources, such as the moving of Pinnacle's operations to our facilities in Murfreesboro and expanding services we offer our current clients. This is truly a win-win."

     Pinnacle Chairman Robert A. McCabe Jr. said, "The complementary client base and product and service offerings of the two firms will allow us to deepen our client relationships even further and will provide the company additional fee income opportunities. The combination also increases our lending capacity to better serve our larger clients."

     McCabe said Pinnacle will benefit from Cavalry's greater focus on retail business and its strong presence in the retail and commercial real estate sectors. Pinnacle will also leverage Cavalry's trust and insurance agency capabilities across the combined company. Cavalry's clients will have access to Pinnacle's extensive treasury management and financial planning services and strong commercial banking experience. Cavalry clients will have new conveniences such as courier pick-up of deposits for commercial clients and free use of any ATM anywhere in the world for many account types.


     Until the combined company integrates its systems in mid-2006, Cavalry will continue to operate under the Cavalry brand. The Cavalry name will be changed to Pinnacle when the systems conversion is complete. Pinnacle intends to move its deposit operations, item processing and data processing functions to Murfreesboro after the transaction closes.

     Under the terms of the definitive agreement, shareholders of Cavalry will receive a fixed exchange of 0.95 shares of Pinnacle common stock for each share of CAVB common stock they own, or approximately 6.9 million shares of PNFP. Based on a closing price of $25.18 for PNFP common stock on Sept. 30, 2005, each CAVB share would be valued at $23.92 per share pursuant to the 0.95 exchange ratio. As a result, Cavalry shareholders will own approximately 42 percent of the combined firm. Cavalry had approximately 7.3 million common shares outstanding as of Sept. 30, 2005.

     The acquisition, unanimously approved by the two companies' boards of directors, will be accretive to Pinnacle's estimated earnings per share in fiscal year 2006, exclusive of any merger-related charges. Merger-related charges are anticipated to approximate $16.0 million (pretax) and will impact the earnings of both companies in 2005 and 2006. It is anticipated that the resulting synergies from the combination of the two firms will increase the combined company's anticipated 2006 net earnings by approximately $500,000 to $1 million, including the amortization costs associated with intangibles and the funding costs associated with the acquisition.

     Raymond James & Associates Inc. served as financial advisor to Pinnacle. Hovde Financial LLC acted as financial advisor to Cavalry.

     In connection with the proposed acquisition of Cavalry, Pinnacle will file with the Securities and Exchange Commission a registration statement on Form S-4 to register the shares of Pinnacle common stock to be issued to the shareholders of Cavalry.

     The registration statement will include a joint proxy statement/prospectus that will be sent to the shareholders of Cavalry seeking their approval of the proposed transaction and to the shareholders of Pinnacle seeking their approval of an amendment to Pinnacle's charter to increase the number of its authorized shares of common stock and approving the proposed transaction.

INVESTMENT OUTLOOK

     Management has developed several financial forecast scenarios for the next several quarters. Pinnacle continues to estimate that its third quarter 2005 diluted earnings per share will approximate $0.21 to $0.22. Based on anticipated growth trends and future investments in the franchise, Pinnacle continues to estimate that diluted earnings per share for the year ending Dec. 31, 2005, to range between $0.84 and $0.87. Additionally, Pinnacle currently estimates total asset balances will approximate $1 billion by the end of 2005 as a result of continued organic growth. Pinnacle also estimates that its 2006 fully diluted earnings per share for the year ending Dec. 31, 2006, to range between $1.14 and $1.22. All estimates are exclusive of any merger-related expenses associated with the Cavalry acquisition and assume the merger will occur pursuant to a prescribed plan, which includes closing the transaction in the first quarter of 2006 and other factors.

     As noted previously, management has developed several scenarios under which these estimates can be achieved and believes these estimates to be reasonable based on these scenarios. However, unanticipated events or developments may cause the actual results of Pinnacle to differ materially from these estimates.

     Pinnacle Financial Partners Inc., the largest financial services firm headquartered in Nashville, provides a full range of banking, investment and insurance products and services designed for small- to mid-sized businesses and their owners. Pinnacle provides financial planning services by a certified financial planner (CFP (R)), and a number of Pinnacle's senior financial advisors provide comprehensive wealth management services to help clients increase, protect and distribute their assets.

     Pinnacle opened its first office in October 2000 in Commerce Center in downtown Nashville. Since then the firm has added offices in the Green Hills, Rivergate and West End areas of Davidson County; in Brentwood, Cool Springs and Franklin in Williamson County; and in Hendersonville in Sumner County.

     Cavalry Bancorp is the parent of Cavalry Banking, a community-oriented financial institution operating nine retail offices in Rutherford and Bedford Counties in Middle Tennessee.

     Additional   information   concerning   Pinnacle   can   be   accessed   at
http://www.pnfp.com. Additional information concerning Cavalry can be accessed at http://www.cavb.com.

                                      ###

     Pinnacle  Financial  Partners/Cavalry  Bancorp Merger
                          Combined Company Fact Sheet

Size at Closing Projected for January 2006

     PNFP projected to be second largest bank holding company headquartered in Tennessee

    Fifth largest market share in Nashville-Davidson-Murfreesboro MSA 5.3 percent (behind SunTrust, AmSouth, Bank of America, Regions Bank)

    Combined assets of more than $1.6 billion

Assets as of June 30, 2005:

     PNFP - $872 million

     Cavalry - $605 million

Offices: Combined 17

     Pinnacle: Eight total in the downtown, Green Hills, Rivergate, and West End areas of Davidson County; the Brentwood, Cool Springs and Franklin areas of Williamson County; and Hendersonville in Sumner County (all in the Nashville-Davidson-Murfreesboro MSA)

     Cavalry: Nine including six in Murfreesboro, Tenn., and two in Smyrna, Tenn., in Rutherford County; and one in Shelbyville, Tenn., in neighboring Bedford County.

Associates: 366

     Pinnacle: 156

     Cavalry: 210

Geographic Markets:

     Pinnacle's offices in Davidson, Williamson and Sumner counties are in very high-growth markets. The Nashville-Davidson-Murfreesboro MSA is the 18th fastest growing market in population nationwide and the 4th fastest growing market in per capita income nationwide. Williamson County has the highest per capita income of any Tennessee county and is one of the fastest growing counties in the state.

     Cavalry's offices in Rutherford County are strategically positioned in the fastest growing county in the nation based on its annualized job growth rate. The county is home to many major employers, including Nissan's North American operations, Middle Tennessee State University (the state's largest undergraduate university), State Farm Insurance and the Alvin C. York Veterans Hospital.

Trading Symbols and Websites

     Pinnacle: PNFP (Nasdaq) http://www.pnfp.com

     Cavalry: CAVB (Nasdaq) http://www.cavb.com

Additional Information and Where to Find It

     In connection with the proposed merger, Pinnacle and Cavalry will file a joint proxy statement/prospectus with the Securities and Exchange Commission ("SEC").

     INVESTORS AND SECURITY HOLDERS ARE ENCOURAGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PINNACLE, CAVALRY AND THE PROPOSED TRANSACTION.

     Investors and security holders may obtain free copies of these documents once they are available through the website maintained by the SEC at http://www.sec.gov. Free copies of the joint proxy statement/prospectus also may be obtained by directing a request by telephone or mail to Pinnacle Financial Partners Inc., 211 Commerce Street, Suite 300, Nashville, TN 37201, Attention:
Investor Relations (615) 744-3710 or Cavalry Banking Corp., 114 West College Street, P.O. Box 188, Murfreesboro, TN 37133, Attention: Investor Relations
(615) 849-2272.

     This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Participants in the Solicitation

     The directors and executive officers of Pinnacle and Cavalry may be deemed to be participants in the solicitation of proxies with respect to the proposed transaction. Information about Pinnacle's directors and executive officers is contained in the proxy statement filed by Pinnacle with the Securities and Exchange Commission on March 14, 2005, which is available on Pinnacle's web site (www.pnfp.com) and at the address provided above. Information about Cavalry's directors and executive officers is contained in the proxy statement filed by Cavalry with the Securities and Exchange Commission on March 18, 2005. Other
information regarding the participants in the proxy solicitation and a description of their direct and indirect interests by security holding or otherwise, will be contained in the joint proxy statement/prospectus and other relevant material to be filed with the Securities and Exchange Commission when they become available.

Forward-Looking Statements

     All statements, other than statements of historical fact included in this release, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words "expect," "anticipate," "intend," "plan," "believe," "seek," "estimate" and similar expressions are intended to identify such forward-looking statements, but other statements not based on historical information may also be considered forward-looking including statements about the benefits of the merger to Pinnacle and Cavalry, future financial and operating results and Pinnacle's plans, objectives and intentions. All forward-looking statements are subject to risks, uncertainties and other facts that may cause the actual results, performance or achievements of Pinnacle to differ materially from any results expressed or implied by such forward-looking statements. Such factors include, among others, the risk that the cost savings and any revenue synergies from the merger may be realized or take longer than anticipated, disruption from the merger with customers, suppliers or employee relationships, the risk of successful integration of the two businesses, the failure of Cavalry or Pinnacle shareholders to approve the merger and the ability to obtain required governmental approvals of the proposed terms and anticipated schedule. Additional factors which could affect the forward looking statements can be found in the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K of both Pinnacle and Cavalry filed or furnished with the Securities and Exchange Commission and available on the Commission's website set forth above. Pinnacle and Cavalry disclaim any obligation to update or revise any forward-looking statements contained in this release, whether as a result of new information, future events or otherwise.

MULTIMEDIA AVAILABLE:

http://www.businesswire.com/cgi-bin/mmg.cgi?eid=4986011

   CONTACT: Pinnacle Financial Partners Inc.

             Investment Community:

             Harold Carpenter, 615-744-3742

             or

             News Media:

             Vicki Kessler, 615-320-7532

             http://www.pnfp.com

             or

             Cavalry Bancorp Inc. Bill Jones, 615-849-2272

             http://www.cavb.com

    SOURCE: Pinnacle Financial Partners Inc.